REGISTRATION RIGHTS AGREEMENT
by and among
UNIT CORPORATION
and
the Holders party hereto

Dated as of September 9, 2020

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of September 9, 2020, by and among Unit Corporation, a Delaware corporation (the “Company”), the investors signatory hereto (collectively, the “Initial Holders”), any Permitted Transferee (as defined below) who hereafter becomes a party to this Agreement as contemplated in Section 7(b) hereof (each such party who holds Registrable Securities, a “Holder” and, collectively, the “Holders”) and each RBL Lender (as defined in the Plan) signatory hereto (each, an “RBL Holder” and collectively, the “RBL Holders”)) receiving shares of common stock of the Company (the “Common Stock”) pursuant to the Plan (as defined below) in connection with the Equity Exit Fee (as defined in the Plan).
On May 22, 2020, the Company and certain of its Affiliates (collectively with the Company, the “Debtors”) filed voluntary petitions with the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) initiating cases under chapter 11 of the Bankruptcy Code (collectively, the “Chapter 11 Cases”). On June 9, 2020, the Debtors filed with the Bankruptcy Court a Proposed Joint Chapter 11 Plan of Reorganization of the Debtors. On June 19, 2020, the Debtors filed with the Bankruptcy Court a First Revised Proposed Joint Chapter 11 Plan of Reorganization (as may be further amended, supplemented or otherwise modified, the “Plan”).
Pursuant to the Plan, and in connection with the Company’s emergence from the Chapter 11 Cases as set forth in the Plan (the date of such emergence, the “Emergence Date”), (i) holders of the Company’s existing 6.625% senior subordinated notes due 2021 (the “Subordinated Notes”) exchanged their claims against the Company in respect of such Subordinated Notes for, among other consideration, shares of Common Stock, (ii) each holder of the Company’s common stock prior to the Chapter 11 Cases exchanged such Common Stock for Warrants to purchase an aggregate of 12.5% of the Common Stock and (iii) the RBL Holders received shares of Common stock in respect of the Equity Exit Fee.
This Agreement is made for the benefit of the Holders. In connection with the Plan, the Company has agreed to provide the registration rights set forth in this Agreement.
The parties hereby agree as follows:
Section 1.Definitions.
As used in this Agreement, the following capitalized terms shall have the following meanings:
“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such Person, whether through the ownership of voting securities by contract or otherwise.

“Agreement” has the meaning set forth in the preamble hereof.
“Approved Underwriter” has the meaning set forth in Section 2(g) hereof.
“Bankruptcy Court” has the meaning set forth in the preamble hereof.
“beneficial ownership” and terms of similar import shall be as defined under and determined pursuant to Rule 13d-3 (or any successor rule then in effect) promulgated under the Exchange Act, except that in calculating the beneficial ownership of any Holder, such Holder shall be deemed to have beneficial ownership of all securities that such Holder has the right to acquire, whether such right is currently exercisable or is exercisable upon the occurrence of a subsequent event or the passage of time.
“Business Day” means any day other than a Saturday, Sunday or U.S. federal holiday or a day on which banking institutions located in New York, New York are authorized or required by law to be closed. If the time to perform any action hereunder falls on a day that is not a Business Day, such time will be extended to the next Business Day.
“Chapter 11 Cases” has the meaning set forth in the preamble hereof.
“Closing Price” means the closing price of a share of Common Stock as reported on the principal national securities exchange on which the shares of Common Stock are listed or admitted for trading or, if no such closing price on such date is reported, the average of the closing bid and asked prices on such date, as so reported; or (ii) if not then listed or admitted to trading on any securities exchange but it is designated as a national market system security by the National Association of Securities Dealers, Inc., the last trading price of a share of Common Stock on such date; or (iii) if the Common Stock is not so designated, the average of the reported closing bid and asked prices of a share of Common Stock on such date as shown by the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System and reported by any member firm of the New York Stock Exchange selected by the Company; or (iv) if not so reported and shown by the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System, the average of the reported closing bid and asked prices of a share of Common Stock on such date in the over-the-counter market or comparable system as shown by a system of automated dissemination of quotations of securities prices then in common use comparable to the National Association of Securities Dealers, Inc. Automated Quotations System.
“Commission” means the Securities and Exchange Commission.
“Common Stock” has the meaning set forth in the preamble hereof.
“Company” has the meaning set forth in the preamble hereof.
“Company Underwriter” has the meaning set forth in Section 3(a) hereof.
“controlling person” has the meaning set forth in Section 6(a) hereof.
“Debtors” has the meaning set forth in the preamble hereof.

“Demand Registration” has the meaning set forth in Section 2(a)(i) hereof.
“Effective Date” has the meaning set forth in Section 2(h) hereof.
“Emergence Date” has the meaning set forth in the preamble hereof.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“FINRA” means the Financial Industry Regulatory Authority, Inc.
“Holder” has the meaning set forth in the preamble hereof.
“Incidental Registration” has the meaning set forth in Section 3(a) hereof.
“Indemnified Holder” has the meaning set forth in Section 6(a) hereof.
“Initial Holders” has the meaning set forth in the preamble hereof.
“Initiating Holders” has the meaning set forth in Section 2(a)(i) hereof.
“Permitted Transferee” means any transferee of Registrable Securities from a Holder in a transaction not involving a public offering to whom rights under this Agreement are assigned in accordance with Section 7(b) hereof.
“Person” means an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.
“Plan” has the meaning set forth in the preamble hereof.
“Prospectus” means the prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.
“RBL Holder” has the meaning set forth in the preamble hereof.
“Registrable Securities” means, with respect to any Holder, (i) any shares of Common Stock and Warrants owned by such Holder or any of its Affiliates immediately following the consummation of the Plan, (ii) any shares of Common Stock issuable upon exercise or conversion of the Warrants owned by such Holder or any of its Affiliates immediately following the consummation of the Plan and (iii) any shares of Common Stock or Warrants (and any shares of Common Stock issuable thereunder) acquired by such Holder or any of its Affiliates after the date hereof. Registrable Securities include any shares of capital stock, warrants or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred or otherwise disposed of in accordance with such Registration Statement; (b) such securities shall have ceased to be outstanding; (c) such securities have been disposed of pursuant to Rule 144 promulgated under the Securities Act (or any successor provision); or (d) with respect to any Holder, such Holder and its Affiliates beneficially own less than 5% of the outstanding Common Stock. Common Stock received by the RBL Holders signatory hereto in connection with the Equity Exit Fee shall be “Registrable Securities” for purposes of the piggy-back and incidental registration rights provided to holders of Registrable Securities pursuant to Section 2(c) and Section 3 hereof.
“Registration Statement” means a registration statement filed by the Company with the Commission in compliance with the Securities Act for a public offering and sale of Registrable Securities (other than a registration statement on Form S-4 or Form S-8 (or any successor or substantially similar form), or in connection with (i) an employee stock option, stock purchase or compensation plan or securities issued or issuable pursuant to any such plan or (ii) a dividend reinvestment plan).
“Required Percentage of Registrable Securities” has the meaning set forth in Section 2(a)(iv) hereof.
“Restricted Period” means, with respect to an underwritten offering, the period from the earlier of (i) the date of the pricing of such offering or (ii) the filing of a preliminary Prospectus or Prospectus supplement immediately prior to the commencement of marketing efforts by the Approved Underwriter until (and including) the date that is 90 calendar days following the date of the final Prospectus or Prospectus supplement, as applicable, for such offering.
“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.
“Securities Act” means the Securities Act of 1933, as amended.
“Shelf Registration Statement” has the meaning set forth in Section 2(a)(ii) hereof.
“Shelf Registration” has the meaning set forth in Section 2(a)(ii) hereof.
“Shelf Takedown” has the meaning set forth in Section 2(a)(ii) hereof.
“Specified Period” means with regard to the period after the effective date of a Registration Statement for an offering of Common Stock, 180 days.
“Suspension Notice” has the meaning set forth in Section 4(b)(ii) hereof.
“Valid Business Reason” has the meaning set forth in Section 2(b) hereof.
“Warrants” means the Company’s warrants governed by the Warrant Agreements dated as of the date hereof between the Company and American Stock Transfer & Trust

Company, LLC, a New York limited liability trust company, as warrant agent, each as may be amended, supplemented or otherwise modified from time to time.
Section 2.Demand Registration.
(a)Request for Demand Registration
(i)At any time and from time to time, any of the Initial Holders (the “Initiating Holders”) may make a written request to the Company to register, and the Company shall register, under the Securities Act (other than pursuant to a Registration Statement on Form S-4 or S-8, or with respect to shares issued in an acquisition or any debt securities), in accordance with the terms of this Agreement (a “Demand Registration”), the number of Registrable Securities stated in such request; provided, however, that the Company shall not be obligated to effect (i) more than five (5) such Demand Registrations, (ii) a Demand Registration if the Initiating Holders propose to sell Registrable Securities in such Demand Registration at an anticipated aggregate offering price (calculated based upon the Market Price of the Registrable Securities on the date on which the Company receives the written request for such Demand Registration) to the public of less than $10,000,000 unless such Demand Registration includes all of the then-outstanding Registrable Securities or is a Shelf Registration (as defined below) or (iii) any such Demand Registration within the Specified Period (or such shorter period as the Company may determine in its sole discretion) after the effective date of any other Registration Statement of the Company (other than a Registration Statement on Form S-4 or S-8, or with respect to shares issued in an acquisition or any debt securities).
(ii)The Initiating Holders shall have the right in any Demand Registration to request registration under the Securities Act of all or any portion of their Registrable Securities for an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration”). After the effectiveness of any Registration Statement relating to a Shelf Registration (a “Shelf Registration Statement”), the Initiating Holder may request in writing that the Company file one or more prospectus supplements or post-effective amendments to a Shelf Registration Statement to effect an offering of Registrable Securities registered under such Shelf Registration Statement (a “Shelf Takedown”).
(iii)Each request for a Demand Registration or Shelf Takedown by the Initiating Holders shall state the type and amount of the Registrable Securities proposed to be offered and the intended method of disposition thereof.
(iv)Notwithstanding anything in this Agreement to the contrary, unless (x) a determination shall have been made in accordance with the Plan that the Company shall continue to be a reporting issuer under the Exchange Act, (y) the Company shall have registered for sale under an effective registration statement shares of Common Stock or (z) after January 1, 2020, the Company shall have filed a registration statement for its Common Stock under the Exchange Act and such registration statement shall have become effective, no demand rights may be exercised under this Section 2(a) except with the consent of the holders of the Required Percentage of Registrable Securities.

“Required Percentage of Registrable Securities” means, at any relevant time, 51% of the Common Stock actually outstanding and comprising Registrable Securities held by Holders.
(b)Deferral. If the board of directors of the Company, in its good faith judgment, reasonably determines that any registration of Registrable Securities under this Section 2 should not be made or continued because it would materially interfere with any material or potentially material financing, acquisition, corporate reorganization or merger or other transaction involving the Company, including negotiations related thereto, or require the Company to disclose any material nonpublic information which would reasonably be likely to be detrimental to the Company or otherwise make it undesirable for the Company to complete a Demand Registration at that time (a “Valid Business Reason”), (x) the Company may postpone filing a Registration Statement (but not the preparation of the Registration Statement) relating to a Demand Registration until such Valid Business Reason no longer exists, but in no event for more than sixty (60) days after the date when the Demand Registration was requested or, if later, after the occurrence of the Valid Business Reason and (y) in case a Registration Statement has been filed relating to a Demand Registration, the Company may postpone amending or supplementing such Registration Statement until such Valid Business Reason no longer exists. The Company shall give written notice to all Initial Holders of its determination to postpone filing, amending or supplementing a Registration Statement and of the fact that the Valid Business Reason for such postponement no longer exists, in each case, promptly after the occurrence thereof (which notice shall notify each Holder only of the occurrence of such an event or the fact that it no longer exists and shall provide no additional information regarding such event to the extent such information would constitute material nonpublic information). Notwithstanding anything to the contrary contained herein, the Company may not postpone a filing, amendment or supplement under Section 2(a) due to a Valid Business reason for more than ninety (90) days in the aggregate in any twelve month period.
(c)Incidental or “Piggy-Back” Rights with Respect to a Demand Registration. Any Initial Holder which has not requested a registration under Section 2(a) hereof and any RBL Holder may, pursuant to this Section 2(c), offer its Registrable Securities under any Demand Registration and any Initial Holder whose Registrable Securities are included in a Shelf Registration Statement may include its Registrable Securities in a Shelf Takedown. The Company may also offer its Common Stock under any Demand Registration, subject to the priority provision described below. The Company shall (i) as promptly as practicable, but in any event within twenty (20) days after receiving a request for a Demand Registration, give written notice thereof to all of the eligible Initial Holders (other than the Initiating Holders) and all RBL Holders, which notice shall specify the type and number of Registrable Securities subject to the request for Demand Registration or Shelf Takedown, the names of the Initiating Holders and the intended method of disposition of such Registrable Securities, and (ii) subject to Section 2(f) hereof, include in the Registration Statement filed pursuant to the Demand Registration or Shelf Takedown all of the Registrable Securities held by such Initial Holders and RBL Holders from whom the Company has received a written request for inclusion therein within five (5) days of the date on which the Company sent the written notice referred to in clause (i) above. Each such request by such Initial Holders or any RBL Holder shall specify the type and number of Registrable Securities proposed to be registered.

The failure of any Initial Holder or RBL Holder to respond within such period referred to in clause (ii) above shall be deemed to be a waiver of such Initial Holder’s or such RBL Holder’s rights, as applicable, under this Section 2(c) with respect to such Demand Registration or Shelf Takedown. Any Initial Holder and any RBL Holder may waive its rights under this Section 2(c) by giving written notice to the Company.
(d)Effective Demand Registration. Subject to Section 2(a) and Section 2(b), the Company shall use commercially reasonable efforts to file a Registration Statement relating to the Demand Registration and to cause such Registration Statement to become effective as promptly as practicable but in no event with respect to such filing later than ninety (90) days after it receives a request under Section 2(a) hereof (subject to postponement or blackout pursuant to a Valid Business Reason) and to remain continuously effective (subject to postponement or blackout pursuant to a Valid Business Reason), and not subject to any stop order, injunction or similar order or requirement of the Commission for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold or (ii) two hundred seventy (270) days (or in the case of a Shelf Registration Statement, three (3) years); provided, however, that in the event of any stop order, injunction or other similar order or requirement of the Commission relating to any Shelf Registration Statement, if any Registrable Securities covered by such Shelf Registration Statement remain unsold, the period during which such Shelf Registration Statement shall be required to remain effective will be extended by the number of days during which such stop order, injunction or similar order or requirement is in effect; provided further, however, that if any Shelf Registration Statement was initially declared effective on Form S-3 and, prior to the date determined pursuant to this Section 2(d) the Company becomes ineligible to use Form S-3, the period during which such Shelf Registration Statement shall be required to remain effective will be extended by the number of days during which the Company did not have an effective Registration Statement covering such unsold Registrable Securities initially registered on such Shelf Registration Statement. The Company shall file any prospectus supplement or amendment to a Shelf Registration Statement to effect any requested Shelf Takedown as promptly as practicable and, in the case of a post-effective amendment, use its commercially reasonable effects to cause the Shelf Registration Statement to become effective as promptly as practicable.
(e)Expenses. Except as provided in Section 2(a)(iv) and 2(h) hereof, the Company shall pay all registration expenses contemplated by Section 5 hereof in connection with a Demand Registration (and, if applicable, any related Shelf Takedown), whether or not such Demand Registration becomes effective.
(f)Underwriting Procedures. If the Initiating Holders so elect, the Company shall use commercially reasonable efforts to cause the offering made pursuant to such Demand Registration or any Shelf Takedown pursuant to this Section 2 to be in the form of a firm commitment underwritten offering; provided, however, that the Company shall not be obligated to effect more than five (5) such underwritten offerings. The managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 2(g) hereof. In connection with any Demand Registration or Shelf Takedown under this Section 2 involving an underwritten offering, none of the Registrable Securities held by any Initial Holder making a request for inclusion of such Registrable Securities pursuant to Section 2(a) or 2(c) hereof shall be included in such underwritten offering unless such Initial

Holder (i) accepts the terms of the offering as agreed upon by the Company, the Initiating Holders and the Approved Underwriter (including, without limitation, offering price, underwriting commissions or discounts and lockup agreement terms), and then only in such quantity as set forth below and (ii) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.
If the Approved Underwriter advises the Company that the aggregate amount of such Registrable Securities requested to be included in such offering is sufficiently large to have a material adverse effect on the distribution or sales price of the Registrable Securities in such offering, then the Company shall include in such Demand Registration or Shelf Takedown, to the extent of the amount that the Approved Underwriter believes may be sold in an orderly manner at a price that is acceptable to the Initiating Holders without causing such material adverse effect, all of the Registrable Securities of the Initiating Holders requested to be registered pursuant to such Demand Registration or Shelf Takedown; if the Approved Underwriter determines that additional securities may be included in such offering after including all of the Registrable Securities of the Initiating Holders requested to be included in such Demand Registration or Shelf Takedown, then the offering may include additional securities in the following order of priority (i) first, such number of Registrable Securities of the Initial Holders (other than the Initiating Holders) and RBL Holders participating in the offering under Section 2(c) hereof, which Registrable Securities shall be allocated pro rata among such Initial Holders and RBL Holders participating in the offering, based on the number of Registrable Securities held by each such Initial Holder and RBL Holder, (ii) second, to the extent any additional securities may be included in such offering after giving effect to clause (i), any other securities of the Company requested by holders thereof to be included in such registration or Shelf Takedown, pro rata among such other holders based on the number of securities held by each such holder, and (iii) third, to the extent any additional securities may be included in such offering after giving effect to clauses (i) and (ii), securities offered by the Company for its own account.
(g)Selection of Underwriters. If any Demand Registration or Shelf Takedown of Registrable Securities is in the form of an underwritten offering, the Initiating Holders holding a majority of the Registrable Securities requested to be included in such underwritten offering shall select and obtain one or more investment banking firms of national reputation to act as the managing underwriter or underwriters of the offering; provided, however, that such firm or firms shall, in any case, also be approved by the Company, such approval not to be unreasonably delayed or withheld. An investment banking firm or firms selected pursuant to this Section 2(g) shall be referred to as the “Approved Underwriter” herein.
(h)Withdrawal. The Initiating Holders may, at any time prior to the date on which a Registration Statement relating to such registration is filed (the “Effective Date”), revoke their request for the Company to effect the registration of all or part of such Initiating Holder’s or Initiating Holders’ Registrable Securities by providing a written notice to the Company. If, pursuant to the preceding sentence, the entire request for a Demand Registration is revoked, then, at the option of the Initiating Holder or Initiating Holders who revoke such request, either (i) such Initiating Holder or Initiating Holders shall reimburse the Company for all of its reasonable and documented out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement, which out-of-pocket expenses, for the avoidance of doubt, shall not include overhead expenses and which requested registration shall not count as one of the permitted requests for a Demand Registration hereunder or (ii) the requested registration that has been revoked will be deemed to have been effected for purposes of this Section 2.
Section 3.Incidental or “Piggy-Back” Registration
(a)Request for Incidental or “Piggy-Back” Registration. At any time after the Emergence Date, if the Company proposes to file a Registration Statement with respect to an offering of Common Stock by the Company for its own account (other than a Registration Statement on Form S-4 or S-8, or with respect to shares issued in an acquisition or any debt securities or a registration statement on Form S-1 or Form S-3 covering solely an employee benefit or dividend reinvestment plan) or for the account of any stockholder of the Company other than Initial Holders pursuant to Section 2 hereof, then the Company shall give written notice of such proposed filing to each of the Initial Holders and RBL Holders at least ten (10) days before the anticipated filing date, which notice shall describe the proposed registration and distribution and offer such Initial Holders and RBL Holders the opportunity to register the number of Registrable Securities that each such Initial Holder and RBL Holder may request (an “Incidental Registration”). The Company shall use commercially reasonable efforts to cause the managing underwriter or underwriters in the case of a proposed underwritten offering (the “Company Underwriter”) to permit each Initial Holder or RBL Holder who has requested in writing to participate in the Incidental Registration pursuant to this Section 3(a) to include the number of such Initial Holder’s and RBL Holder’s Registrable Securities indicated by such Initial Holder or RBL Holder in such offering on the same terms and conditions as the Common Stock of the Company or the account of such other stockholder, as the case may be, included therein. Any withdrawal of the Registration Statement by the Company for any reason shall constitute and effect an automatic withdrawal of any Incidental Registration related thereto. In connection with any Incidental Registration under this Section 3(a) involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Initial Holders or RBL Holders thereof accept the terms of the underwritten offering as agreed upon between the Company, such other stockholders, if any, and the Company Underwriter (including, without limitation, offering price, underwriting commissions or discounts and lock-up agreement terms), and then only in such quantity as set forth below. If the Company Underwriter determines that the aggregate amount of the securities requested to be included in such offering is sufficiently large to have a material adverse effect on the distribution or sales price of the securities in such offering, then the Company shall include in such Incidental Registration, to the extent of the amount that the Company Underwriter believes may be sold in an orderly manner at a price that is acceptable to the Company without causing such material adverse effect, all of the securities to be offered for the account of the Company, and if the Company Underwriter determines that additional securities may be included in such offering after including all of the securities to be offered for the account of the Company in a Company initiated Incidental Registration or an initiating stockholder in a stockholder initiated Incidental Registration, then the offering may include additional securities in the following order of priority, (i) first, any Registrable Securities to be included in such Incidental Registration, pro rata among the Initial Holders and RBL Holders based on the number of Registrable Securities held by each such Initial Holder and RBL Holder, and (ii) second, to the extent any additional securities may be included in such offering after giving effect to clause (i), all of the securities to be offered for any other stockholders with comparable contractual registration rights, pro rata based on the number of securities held by each such other stockholder. For purposes of clarity and the avoidance of doubt, in the event of a Company initiated Incidental Registration, the Company shall at all times have the right (but not the obligation) to include all of its securities before any other stockholder, including any Initial Holder or RBL Holder, may include any of its securities. The Company shall have the right to terminate or withdraw any Incidental Registration prior to effectiveness, whether or not any Initial Holder or RBL Holder has elected to include Registrable Securities in such Incidental Registration.
(b)Expenses. The Company shall bear all registration expenses contemplated by Section 5 hereof in connection with any Incidental Registration pursuant to this Section 3, whether or not such Incidental Registration becomes effective.
Section 4.Registration Procedures.
(a)In connection with any Registration Statement, any Shelf Takedown and any Prospectus required by this Agreement to permit the sale or resale of Registrable Securities, the Company shall:
(i)use commercially reasonable efforts to keep such Registration Statement continuously effective during the period required by this Agreement and provide all requisite financial statements for such period; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus related thereto therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Registrable Securities during the period required by this Agreement, the Company shall as promptly as reasonably practicable file an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, if Commission review is required, shall use commercially reasonable efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;
(ii)use commercially reasonable efforts to prepare and file with the Commission such amendments and post-effective amendments, including any prospectus supplement or post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the time period required by this Agreement or to effect a Shelf Takedown requested pursuant to Section 2; cause the Prospectus to be supplemented by any required prospectus supplement, including any prospectus supplement requested in connection with a Shelf Takedown under Section 2, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with any applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the period required by this Agreement in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement, post-effective amendment or supplement to the Prospectus;

(iii)advise each Holder and RBL Holder whose Registrable Securities have been included in a Registration Statement, (A) when the Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or blue sky laws, the Company shall use commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;
(iv)furnish without charge, upon request, to each selling Holder and RBL Holder named in a Registration Statement, and each of the underwriter(s), if any, before filing with the Commission, copies of the Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement to the extent not then available via the Commission’s EDGAR system, but only to the extent they expressly relate to any offering to be effected thereunder), which documents will be subject to the review and comment of such Holders and RBL Holders and underwriter(s) in connection with such sale, if any, for a period of at least three (3) Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference, but only to the extent they expressly relate to any offering to be effected thereunder) to which a Holder of Registrable Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object in writing within three (3) Business Days after the receipt thereof (such objection to be deemed timely made upon confirmation of telecopy transmission within such period). The objection of a Holder, RBL Holder or underwriter, if any, shall be deemed to be reasonable if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission. Notwithstanding the foregoing, the Company shall not be required to take, or refrain from taking, any actions under this clause (iv) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law;

(v)promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus (but only to the extent such incorporated document expressly relates to any offering to be effected thereunder) in connection with such registration or sale, if any, provide copies of such document to each selling Holder and RBL Holder named in the Registration Statement in connection with such registration or sale, if any, and to the underwriter(s), if any, make the Company’s representatives available for discussion of such document and other customary due diligence matters subject to execution and delivery of customary confidentiality agreements, and include such information in such document prior to the filing thereof as such selling Holders, RBL Holders or underwriter(s), if any, reasonably may request to correct any material misstatement or omission contained therein or omitted therefrom or in order to comply with the applicable requirements of the Securities Act or the rules and regulations promulgated thereunder;
(vi)make available at reasonable times for inspection by the selling Holders and RBL Holders, the underwriter(s), if any, participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such selling Holders and RBL Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Holder, RBL Holder, underwriter, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness and to participate in meetings with investors to the extent requested by the underwriter(s), if any; provided that any Holder, RBL Holder, underwriter or representative of any Holder, RBL Holder or underwriter requesting or receiving such information shall agree to be bound by reasonable confidentiality agreements and procedures with respect thereto;
(vii)promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders, RBL Holders and underwriter(s), if any, may reasonably request to have included therein to correct any material misstatement or omission contained therein or omitted therefrom or in order to comply with the applicable requirements of the Securities Act or the rules and regulations promulgated thereunder, including, without limitation, information relating to the “Plan of Distribution” of the Registrable Securities, information with respect to the number of Registrable Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;
(viii)upon request, furnish to each selling Holder and RBL Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including financial statements and schedules (without all documents incorporated by reference therein or exhibits thereto, unless requested);

(ix)upon request, deliver to each selling Holder and RBL Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; provided, that if no Registration Statement is effective or no Prospectus is usable, the Company shall deliver to each selling Holder and RBL Holder a notice to that effect in response to such request; the Company hereby consents to the use (in accordance with law and this Agreement) of the Prospectus and any amendment or supplement thereto by each of the selling Holders and RBL Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;
(x)upon the request of such Holder, use commercially reasonable efforts to enter into such agreements (including an underwriting agreement containing customary terms), and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Registrable Securities pursuant to a Registration Statement contemplated by this Agreement, all to such extent as may be customarily and reasonably requested by any Holder of Registrable Securities or underwriter in connection with any sale or resale pursuant to a Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, the Company shall use commercially reasonable efforts to:
(A)Upon the request of any Holder, furnish to each underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the effectiveness of the Registration Statement:
(1)an opinion and 10b-5 letter in customary form of counsel for the Company, covering the matters customarily covered in opinions and 10b-5 letters requested in similar underwritten offerings and such other matters as such parties may reasonably request; and
(2)obtain a customary comfort letter, dated the date of effectiveness of the Registration Statement, from the Company’s independent accountants, in the customary form and covering matters of the type customarily requested to be covered in comfort letters by underwriters in connection with primary underwritten offerings;
(B)deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;
(xi)prior to any public offering of Registrable Securities, cooperate with the selling Holders, the RBL Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Registrable Securities under the state securities or blue sky laws of such jurisdictions within the United States of America as the selling Holders or underwriter(s), if any, may reasonably request and do such other acts or things reasonably necessary or advisable to permit the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement in a manner that is in compliance with the applicable laws of such jurisdiction, provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (xi), (B) conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of any such jurisdiction, (C) subject itself to taxation in any such jurisdiction or (D) consent to general service of process in any such jurisdiction;
(xii)if any fact or event contemplated by Section 4(a)(iii)(D) hereof shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading;
(xiii)cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of FINRA; and
(xiv)otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 under the Securities Act (which need not be audited) for the twelve-month period commencing after the effective date of the Registration Statement.
(b)Restrictions on Holders.
(i)Subject to the provisions of this Section 4(b), following the effectiveness of a Registration Statement, the Company may direct the Holders and RBL Holders, in accordance with Section 4(b)(ii), to suspend sales of Registrable Securities pursuant to such Registration Statement and the use of any Prospectus or preliminary Prospectus contained therein for such times as the Company reasonably may determine are necessary and advisable (but in no event, for more than an aggregate of ninety (90) days in any consecutive twelve-month period commencing on the date hereof or more than sixty (60) days in any consecutive ninety (90)-day period, except as a result of a review of any post-effective amendment by the Commission prior to declaring any post-effective amendment to the Registration Statement effective, provided that the Company has used its commercially reasonable efforts to cause such post-effective amendment to be declared effective), if any of the following events shall occur: (1) the majority of the Company’s board of directors shall have determined in good faith that (a) the offer or sale of any Registrable Securities would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, merger, consolidation, business combination, disposition, tender offer, corporate reorganization or other significant transaction involving the Company, (b) upon the advice of counsel, the sale of Registrable Securities pursuant to such Registration Statement would require disclosure of nonpublic material information not otherwise required to be disclosed under applicable laws and (c) (i) the Company has a bona fide business purpose for preserving the confidentiality of such transaction, (ii) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such transaction or (iii) the proposed transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable, or (2) the majority of the Company’s board of directors shall have determined in good faith that it is required by law, rule or regulation or Commission-published release or interpretation to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to incorporate information into the Registration Statement, including for the purpose of (a) including in the Registration Statement any prospectus required under Section 10(a)(3) of the Securities Act, (b) reflecting in the Prospectus any facts or events arising after the effective date of the Registration Statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein, or (c) including in the Prospectus any material information with respect to the plan of distribution not disclosed in the Registration Statement or any material change to such information. Upon the occurrence of any such suspension, the Company shall use commercially reasonable efforts to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Company’s best interests, as applicable, so as to permit the Holders to resume sales of Registrable Securities as soon as possible.
(ii)Each Holder and RBL Holder agrees that, upon receipt of the notice referred to in Section 4(a)(iii)(C), any notice from the Company of the existence of any fact of the kind described in Section 4(a)(iii)(D) hereof or a notice from the Company of any of the events set forth in Section 4(b)(i) (in each case, a “Suspension Notice”), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until (A) such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(a)(xii) hereof, or (B) it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. Each Holder and RBL Holder receiving a Suspension Notice hereby agrees that it will either (1) destroy any Prospectuses, other than permanent file copies, then in such Holder’s or RBL Holder’s possession that have been replaced by the Company with more recently dated Prospectuses, or (2) deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s or RBL Holder’s possession, of the Prospectus covering such Registrable Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Shelf Registration Statement set forth in Section 2 hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 4(a)(iii)(D) hereof to and including the date when each selling Holder covered by such Shelf Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 4(a)(xiii) hereof or shall have been advised in writing that the use of the Prospectus may be resumed.
(c)Section 4(a)(7), Rule 144 and Rule 144A; Other Exemptions. With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 and Rule 144A promulgated under the Securities Act and other rules and regulations of the Commission that may at any time permit a Holder of Registrable Securities to sell securities of the Company without registration, until such time as when no Registrable Securities remain outstanding, the Company covenants that it will (i) if it is subject to the reporting requirement of Section 13 or 15(d) of the Exchange Act, file in a timely manner all reports and other documents required, if any, to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted thereunder, or (ii) if it is not subject to the reporting requirement of Section 13 or 15(d) of the Exchange Act, make available information necessary to comply with Section 4(a)(7) of the Securities Act and Rule 144 and Rule 144A, if available with respect to resales of the Registrable Securities under the Securities Act, at all times, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (x) Section 4(a)(7) of the Securities Act and Rule 144 and Rule 144A promulgated under the Securities Act (if available with respect to resales of the Registrable Securities), as such rules may be amended from time to time, or (y) any other rules or regulations now existing or hereafter adopted by the Commission. Upon the reasonable request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such information requirements, and, if not, the specific reasons for non-compliance.
Section 5.Registration Expenses.
(a)Except as provided in Section 2(h) hereof, all expenses incident to the Company’s performance of or compliance with this Agreement will be borne by the Company regardless of whether a Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees and expenses (including filings made by any Holder, broker, dealer or underwriter with FINRA (and, if applicable, the fees and expenses of any “qualified independent underwriter” and its counsel that may be required by the rules and regulations of FINRA)); (ii) all fees and expenses of compliance with federal securities and state securities or blue sky laws; (iii) all fees and disbursements of counsel for the Company; and (iv) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance). For the avoidance of doubt, each Holder and RBL Holder shall pay any underwriting or brokerage fees and commissions associated with securities sold by such Holder.
The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

(b)In connection with a Registration Statement required by this Agreement, the Company will reimburse the Holders of Registrable Securities being registered pursuant to the Registration Statement for the reasonable and documented fees and disbursements of a single counsel (chosen by the Holders) for Holders and RBL Holders of Registrable Securities.
Section 6.Indemnification.
(a)The Company agrees to indemnify and hold harmless (i) each Holder and each RBL Holder, (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder or RBL Holder (any of the Persons referred to in this clause (ii) being hereinafter referred to as a “controlling person”) and (iii) the respective officers, directors, partners, investment managers, managers, stockholders, employees, representatives and agents of any Holder or RBL Holder or any controlling person (any Person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an “Indemnified Holder”), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including, without limitation, and as incurred, reimbursement of all reasonable out-of-pocket costs of investigating, preparing, pursuing, settling, compromising, paying or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder), directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is based upon information relating to any of the Holders furnished in writing to the Company by or on behalf of any of the Holders expressly for use therein or out of sales of Registrable Securities made during a suspension period after notice is given pursuant to Section 4(b) hereof. This indemnity agreement shall be in addition to any liability that the Company may otherwise have.
In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Company, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Company in writing; provided, however, that the failure to give such notice shall not relieve the Company of its obligations pursuant to this Agreement except to the extent that it had been materially prejudiced by such failure (through forfeiture of substantive rights). The Company may assume the defense of such action or proceeding at its own expense, with counsel reasonably satisfactory to such Indemnified Holder, unless such assumption would be inappropriate due to actual or potential differing or conflicting interests between the Company and the Indemnified Holder. In any such proceeding so assumed by the Company, any Indemnified Holder shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Holder unless (i) the Company and the Indemnified Holder shall have mutually agreed to the retention of such counsel, (ii) representation of both parties by the same counsel would be inappropriate due to actual or potential differing or conflicting interests between them or (iii) the Company does not assume the defense of such action or proceeding. The Company shall not, in connection with any such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders, which firm shall be designated by the Holders. The Company shall be liable for any settlement of any such action or proceeding effected with the Company’s prior written consent, which consent shall not be withheld unreasonably, and the Company agrees to indemnify and hold harmless any Indemnified Holder from and against any loss, claim, damage, liability or reasonable out-of-pocket expense by reason of any settlement of any action effected with the written consent of the Company. The Company shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination (i) includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding and (ii) does not include a statement as to an admission of fault, culpability or a failure to act, by or on behalf of the Indemnified Holder.
(b)Each Holder and each RBL Holder of Registrable Securities agrees, severally and not jointly, to indemnify and hold harmless the Company and the directors and officers of the Company who sign a Registration Statement, and any Person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, and the respective officers, directors, partners, employees, representatives and agents of each such Person, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses to the same extent as the foregoing indemnity from the Company to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder or RBL Holder furnished in writing by or on behalf of such Holder or RBL Holder expressly for use in a Registration Statement. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling Person or its respective officers, directors, partners, employees, representatives and agents in respect of which indemnity may be sought against a Holder or RBL Holder of Registrable Securities, such Holder or RBL Holder shall have the rights and duties given the Company, and the Company, its directors and officers, such controlling person and its respective officers, directors, partners, employees, representatives and agents shall have the rights and duties given to each Holder or RBL Holder by the preceding paragraph.
(c)If the indemnification provided for in this Section 6 is unavailable to an indemnified party under Section 6(a) or (b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities, judgments, actions or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Holders and RBL Holders, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holders and RBL Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Holders and RBL Holders, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.
The Company and each Holder and RBL Holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 6(c) were determined by pro rata allocation (even if the Holders and RBL Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, the total amount to be indemnified or contributed by a Holder or RBL Holder pursuant to this Section 6(b) and (c), respectively, shall be limited to the net proceeds (after deducting underwriters’ discounts and commissions) received by such Holder or RBL Holder in the offering to which such Registration Statement or prospectus relates. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ and RBL Holders’ obligations to contribute pursuant to this Section 6(c) are several in proportion to the respective number of Registrable Securities held by each of the Holders and RBL Holders hereunder and not joint.
Section 7.Miscellaneous.
(a)Remedies. The Company hereby agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.
(b)Assignment; No Third Party Beneficiaries; Additional Parties. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the rights, duties and obligations of the Holders hereunder may be freely assigned or delegated by such Holder in conjunction with and to the extent of any transfer of Registrable Securities by any such Holder to a Permitted Transferee, provided that (i) written notice of such transfer and such assignment or delegation shall have been given to the Company promptly following such transfer and such assignment or delegation and (ii) such Permitted Transferee shall have executed and delivered to the Company a joinder to become a party to this Agreement. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto, including a Permitted Transferee, other than as expressly set forth in Section 6.
(c)No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, nor will it grant any registration rights that are superior to the rights granted to the Holders and RBL Holders hereby. For the avoidance of doubt, the Company shall not enter into any agreement that would require it to register securities in any circumstance in which demand registration rights are not exercisable as a result of Section 2(a)(iv) of this Agreement and the Company represents and warrants that there are no registration rights in effect as of the date of this Agreement other than those granted pursuant to this Agreement.
(d)Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) the Company has obtained the written consent of Holders of a majority of the outstanding Registrable Securities (excluding any Registrable Securities held by the Company or its subsidiaries) and (ii) the Company has provided its consent to such amendment, modification, supplement, waiver, consent or departure; provided, however, that, with respect to any matter that directly or indirectly affects the rights of any Initial Holder hereunder, the Company shall obtain the written consent of each such Initial Holder with respect to which such amendment, qualification, supplement, waiver, consent or departure is to be effective.
(e)Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, e-mail or air courier guaranteeing overnight delivery:
(i)if to a Holder, at the address set forth on the signature page hereto; and
(ii)if to the Company:

Unit Corporation
8200 South Unit Drive, Tulsa, OK 74132
Attention: Mark E. Schell Telephone: (918) 493-7700 Email: mark.schell@unitcorp.com with a copy to (which shall not constitute notice):
Vinson & Elkins L.L.P.
1001 Fannin Street, Suite 2500
Attention: Michael S. Telle
Email: mtelle@velaw.com

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied or sent by e-mail; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.
(f)Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including Permitted Transferees of Registrable Securities to whom rights under this Agreement have been assigned pursuant to Section 7(b); provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder or an RBL Holder unless and to the extent such successor or assign is a Permitted Transferee of such Holder.
(g)Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
(h)Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
(i)Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles.
(j)Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.
(k)Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
(l)Use of Free Writing Prospectus. No Holder or RBL Holder shall use a free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the relevant Holder or RBL Holder or used or referred to by such Holder or RBL Holder in connection with the offering of Registrable Securities pursuant to the Registration Statement without the prior written consent of the Company, which shall not be unreasonably withheld.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
UNIT CORPORATION

By: /s/ Mark E. Schell______________________
Mark E. Schell
Executive Vice President, Corporate Secretary
and General Counsel

[Signature Page to Registration Rights Agreement]

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written:

ARVEST BANK

By: /s/ Matt Condry
Name: S. Matt Condry Title: V.P. Comm. Banking Address: 502 S. Main St. Tulsa, OK Fax: 918-631-1003

BANK OF AMERICA, N.A.

By: /s/ Edna Aguilar Mitchell
Name: Edna Aguilar Mitchell Title: Senior Vice President Address: 901 Main Street, 64th Floor Dallas, TX 75202 Fax: 214-290-9498

BBVA USA

By: /s/ William H. Douning
Name: William H. Douning Title: Senior Vice President Address: 8080 N. Central Expr., 3rd Floor Dallas, TX 75206 Fax: 205-524-8262

BOKF, NA DBA BANK OF OKLAHOMA

By: /s/ Matt Chase
Name: Matt Chase Title: Senior Vice President Address: 101 East 2nd St. BOK Tower 8th Floor Tulsa, OK 74103 Fax: 918-588-6880

[Signature Page to Registration Rights Agreement]

BMO HARRIS FINANCING, INC.

By: /s/ Emily Steckel
Name: Emily Steckel Title: Vice President Address: 115 S. LaSalle St. Chicago, IL 60603 Fax: 312-293-4066

COMERICA BANK

By: /s/ P. David Jones
Name: P. David Jones Title: Vice President Address: P.O. Box 650282 (MC6510) Dallas, TX 75265-0282 Fax: 214-828-5992

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH

By: /s/ Kyle Lane
Name: Kyle Lane Title: Senior Director, Special Loans Address: 25 King St W, CCN – 16th Floor Toronto ON M5L 1A2 CANADA Fax: 416-214-8749

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By: /s/ Brian MacFarlane
Name: Brian MacFarlane Title: Authorized Signatory Address: 222 Bay St., 15th Floor Toronto, ON M5K 1A2 Fax: 416-983-0003

[Signature Page to Registration Rights Agreement]

TRUIST BANK

By: /s/ Ryan K. Michael
Name: Ryan K. Michael Title: Senior Vice President Address: 11875 Lawrence St, Suite 650 Denver, CO 80202 Fax:

IBERIABANK, a division of First Horizon Bank

By: /s/ W. Bryan Chapman
Name: W. Bryan Chapman Title: Market President-Energy Lending Address: 11 Greenway Plaza, Suite 2700 Houston, TX 77046 Fax: 713-965-0276

[Signature Page to Registration Rights Agreement]

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written:

NAPIER PARK GLOBAL CAPITAL (US) LP, on behalf of each of the managed funds and accounts listed below as Holders

By: /s/ Scott Lorinsky
Name: Scott Lorinsky
Title: Managing Director

Napier Park Global Capital managed funds/accounts:
D-STAR Ltd.
Napier Park Credit Strategies BPI Master Fund LP
Napier Park Jayco Opportunistic Credit Fund Ltd.
New Mexico Napier Park Fund LLC
Prelude Opportunity Fund, LP
Napier Park Select Master Fund LP
Napier Park-TX Opportunistic Credit Fund LP
Napier Park Credit Opportunities Fund LLC
Wanaka Fund Ltd

Address for Notices:
Napier Park Global Capital
280 Park Avenue, 3rd Floor
New York, NY 10017
Attn: Joseph Riggi
Email: joseph.riggi@napierparkglobal.com

with a copy to: legal@napierparkglobal.com

NEWTYN MANAGEMENT, LLC

By: /s/ Noah G. Levy
Name: Noah G. Levy Title: Managing Member Address: 60 East 42nd Street, 9th Floor New York, NY 10165 Fax: 214-446-2461

[Signature Page to Registration Rights Agreement]

RBC GLOBAL ASSET MANAGEMENT INC.

By: /s/ Frank Gambino
Name: Frank Gambino Title: VP and SPM Address: 150 Wellington St W Toronto ON
NEW YORK LIFE INSURANCE COMPANY

By: /s/ Alex Baumberger
Name: Alex Baumberger Title: Corporate Vice President Address: 51 Madison Avenue Rm. 203 New York, NY 10010
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION By: NYL Investors LLC, its Investment Manager

By: /s/ Alex Baumberger
Name: Alex Baumberger Title: Senior Director Address: 51 Madison Avenue Rm. 203 New York, NY 10010
HOTCHKIS AND WILEY HIGH YIELD FUND By: Hotchkis and Wiley Capital Management, LLC, (H&W) as investment manager

By: /s/ Anna Marie Lopez
Name: Anna Marie Lopez Title: Chief Operating Officer of H&W Address: 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017 Fax: 213-430-1001

[Signature Page to Registration Rights Agreement]

SAN DIEGO COUNTY EMPLOYEES RETIREMENT ASSOCIATION By: Hotchkis and Wiley Capital Management, LLC, (H&W) as investment manager

By: /s/ Anna Marie Lopez
Name: Anna Marie Lopez Title: Chief Operating Officer of H&W Address: 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017 Fax: 213-430-1001
SAN BARBARA COUNTY EMPLOYEES RETIREMENT ASSOCIATION By: Hotchkis and Wiley Capital Management, LLC, (H&W) as investment manager

By: /s/ Anna Marie Lopez
Name: Anna Marie Lopez Title: Chief Operating Officer of H&W Address: 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017 Fax: 213-430-1001
NATIONAL ELEVATOR INDUSTRY PENSION PLAN By: Hotchkis and Wiley Capital Management, LLC, (H&W) as investment manager

By: /s/ Anna Marie Lopez
Name: Anna Marie Lopez Title: Chief Operating Officer of H&W Address: 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017 Fax: 213-430-1001
[Signature Page to Registration Rights Agreement]

TEXAS COUNTY AND DISTRICT RETIREMENT SYSTEM By: Hotchkis and Wiley Capital Management, LLC, (H&W) as investment manager

By: /s/ Anna Marie Lopez
Name: Anna Marie Lopez Title: Chief Operating Officer of H&W Address: 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017 Fax: 213-430-1001
GOVERNMENT OF GUAM RETIREMENT FUND By: Hotchkis and Wiley Capital Management, LLC, (H&W) as investment manager

By: /s/ Anna Marie Lopez
Name: Anna Marie Lopez Title: Chief Operating Officer of H&W Address: 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017 Fax: 213-430-1001
MUNICIPAL POLICE EMPLOYEES’ RETIREMENT SYSTEM By: Hotchkis and Wiley Capital Management, LLC, (H&W) as investment manager

By: /s/ Anna Marie Lopez
Name: Anna Marie Lopez Title: Chief Operating Officer of H&W Address: 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017 Fax: 213-430-1001
[Signature Page to Registration Rights Agreement]

HIGH YIELD BOND FUND By: Hotchkis and Wiley Capital Management, LLC, (H&W) as investment manager

By: /s/ Anna Marie Lopez
Name: Anna Marie Lopez Title: Chief Operating Officer of H&W Address: 601 South Figueroa Street, 39th Floor Los Angeles, CA 90017 Fax: 213-430-1001
[Signature Page to Registration Rights Agreement]

Fort Washington Investment Advisors, Inc. as investment advisor to the following:
Teachers’ Retirement System of the State of KY (Account #FW70044)
Ohio Public Employees Retirement System (Account #FW6100)
Fort Washington High Yield Investors LLC (Account #FW45100)
Fort Washington High Yield Investors II LLC (Account #FW45101)
Touchstone High Yield Fund (Account #WS001-10)
Commissioners of the Land Office of the State of Oklahoma (Account #FW46900)
Western & Southern Financial Group, Inc. (Account #940000038)
Securian Asset Management, Inc. (Account #FW46400)
Regence BluShield (Account #FW46400)
Kentucky Teacher’s Retirement Insurance Trust Fund (Account #FW70050)
Laborers’ District Council and Contractors’ Pension Fund of Ohio (Account #FW45430)
Regence BlueCross BlueShield of Oregon (Account #FW46710)
Regence BlueCross BlueShield of Utah (Account #FW46720)
Regence BlueShield of Idaho, Inc. (Account #FW46730)

By: /s/ Brendan M. White
Name: Brendan M. White Title: Sr. Vice President & Co-Chief Investment Officer Address: 303 Broadway, Suite 1200, Cincinnati, OH 45202
By: /s/ Garrick T. Bauer
Name: Garrick T. Bauer Title: Vice President & Portfolio Manager Address: 303 Broadway, Suite 1200, Cincinnati, OH 45202 Fax: (513) 361-7689
[Signature Page to Registration Rights Agreement]

PRESCOTT GROUP ALL ASSET INCOME FUND, L.L.C.

By: /s/ Phil Frohlich
Name: Phil Frohlich Title: Manager Address: 1924 South Utica Ave Suite #1120 Tulsa, OK 74104 Fax: (918) 494-9826

PRESCOTT GROUP AGGRESSIVE SMALL CAP MASTER FUND, G.P.

By: /s/ Phil Frohlich
Name: Phil Frohlich Title: Manager Address: 1924 South Utica Ave Suite #1120 Tulsa, OK 74104 Fax: (918) 494-9826
INVESTORS HERITAGE LIFE INSURANCE COMPANY By: Guggenheim Partners Investment Management, LLC, as Sub-Manager

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson Title: Attorney-in-Fact Address: 330 Madison Avenue, 11th Floor New York, NY 10017
[Signature Page to Registration Rights Agreement]

CHEVRON MASTER PENSION TRUST By: Guggenheim Partners Investment Management, LLC as Manager

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson Title: Attorney-in-Fact Address: 330 Madison Avenue, 11th Floor New York, NY 10017
GUGGENHEIM ENERGY & INCOME FUND By: Guggenheim Partners Investment Management, LLC as Sub-Adviser

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson Title: Attorney-in-Fact Address: 330 Madison Avenue, 11th Floor New York, NY 10017
GUGGENHEIM CREDIT ALLOCATION FUND By: Guggenheim Partners Investment Management, LLC, as Sub-Adviser

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson Title: Attorney-in-Fact Address: 330 Madison Avenue, 11th Floor New York, NY 10017
GUGGENHEIM FUNDS TRUST – GUGGENHEIM HIGH YIELD FUND By: Security Investors, LLC as Investment Adviser

By: /s/ Amy J. Lee
Name: Amy J. Lee Title: Senior Vice President and Secretary Address: 330 Madison Avenue, 11th Floor New York, NY 10017
[Signature Page to Registration Rights Agreement]

GUGGENHEIM HIGH-YIELD FUND, LLC By: Guggenheim Partners Investment Management, LLC as Investment Manager

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson Title: Attorney-in-Fact Address: 330 Madison Avenue, 11th Floor New York, NY 10017
GUGGENHEIM FUNDS TRUST – GUGGENHEIM FLOATING RATE STRATEGIES FUND By: Guggenheim Partners Investment Management, LLC as Investment Adviser

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson Title: Attorney-in-Fact Address: 330 Madison Avenue, 11th Floor New York, NY 10017
GUGGENHEIM LOAN MASTER FUND, LTD. By: Guggenheim Partners Investment Management, LLC as Manager

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson Title: Attorney-in-Fact Address: 330 Madison Avenue, 11th Floor New York, NY 10017
HCA INC. MASTER RETIREMENT TRUST By: Guggenheim Partners Investment Management, LLC as Investment Manager

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson Title: Attorney-in-Fact Address: 330 Madison Avenue, 11th Floor New York, NY 10017
[Signature Page to Registration Rights Agreement]

INDUSTRIENS PENSIONFORSIKRING A/S By: Guggenheim Partners Investment Management, LLC as Manager

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson Title: Attorney-in-Fact Address: 330 Madison Avenue, 11th Floor New York, NY 10017
STICHTING PGGM DEPOSITARY ACTING IN ITS CAPACITY AS DEPOSITARY OF PGGM HIGH YIELD FUND By: Guggenheim Partners Investment Management, LLC as Manager

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson Title: Attorney-in-Fact Address: 330 Madison Avenue, 11th Floor New York, NY 10017
SONOMA COUNTY EMPLOYEES’ RETIREMENT ASSOCIATION By: Guggenheim Partners Investment Management, LLC as Investment Manager

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson Title: Attorney-in-Fact Address: 330 Madison Avenue, 11th Floor New York, NY 10017
GUGGENHEIM VARIABLE FUNDS TRUST – SERIES P (HIGH YIELD SERIES) By: Security Investors, LLC as Management Company

By: /s/ Amy J. Lee
Name: Amy J. Lee Title: Senior Vice President and Secretary Address: 330 Madison Avenue, 11th Floor New York, NY 10017
[Signature Page to Registration Rights Agreement]

WILTON REINSURANCE BERMUDA LIMITED By: Guggenheim Partners Investment Management, LLC, as Advisor

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson Title: Attorney-in-Fact Address: 330 Madison Avenue, 11th Floor New York, NY 10017
BRAEBURN CAPITAL, INC. By: Guggenheim Partners Investment Management, LLC, as Manager

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson Title: Attorney-in-Fact Address: 330 Madison Avenue, 11th Floor New York, NY 10017
BAYVK R2 GUGGENHEIM HY By: Guggenheim Partners Investment Management, LLC, as Asset Manager

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson Title: Attorney-in-Fact Address: 330 Madison Avenue, 11th Floor New York, NY 10017
GF FORSIKRING A/S By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson Title: Attorney-in-Fact Address: 330 Madison Avenue, 11th Floor New York, NY 10017
[Signature Page to Registration Rights Agreement]

ENDURANCE SPECIALTY INSURANCE LTD. By: Guggenheim Partners Investment Management, LLC, as Manager

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson Title: Attorney-in-Fact Address: 330 Madison Avenue, 11th Floor New York, NY 10017
FIDELITY LIFE ASSOCIATION, A LEGAL RESERVE LIFE INSURANCE COMPANY By: Guggenheim Partners Investment Management, LLC, as Manager

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson Title: Attorney-in-Fact Address: 330 Madison Avenue, 11th Floor New York, NY 10017
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson Title: Attorney-in-Fact Address: 330 Madison Avenue, 11th Floor New York, NY 10017
MIDLAND NATIONAL LIFE INSURANCE COMPANY By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson Title: Attorney-in-Fact Address: 330 Madison Avenue, 11th Floor New York, NY 10017
[Signature Page to Registration Rights Agreement]

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson Title: Attorney-in-Fact Address: 330 Madison Avenue, 11th Floor New York, NY 10017
MULTI MANAGER ACCESS II By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson Title: Attorney-in-Fact Address: 330 Madison Avenue, 11th Floor New York, NY 10017
VAUDOISE GENERALE UMBRELLA FUND – GLOBAL ASSETS By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson Title: Attorney-in-Fact Address: 330 Madison Avenue, 11th Floor New York, NY 10017
VAUDOISE VIE UMBRELLA FUND – GLOBAL ASSETS By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson Title: Attorney-in-Fact Address: 330 Madison Avenue, 11th Floor New York, NY 10017
[Signature Page to Registration Rights Agreement]